BLACKROCK FUNDSSM
BlackRock Technology Opportunities Fund
(the “Fund”)
Supplement dated March 13, 2023 to the Summary Prospectuses and the
Prospectuses of the Fund, dated September 28, 2022
Effective March 17, 2023, the following changes are made to the Fund’s Summary Prospectuses and Prospectuses, as applicable:
The second paragraph of the section of the Summary Prospectuses entitled “Key Facts About BlackRock Technology Opportunities Fund — Principal Investment Strategies of the Fund” and the second paragraph of the section of the Prospectuses entitled “Fund Overview — Key Facts About BlackRock Technology Opportunities Fund — Principal Investment Strategies of the Fund” and “Details About the Fund — How the Fund Invests — Principal Investment Strategies” are deleted in their entirety and replaced with the following:
Technology companies may include those companies in the businesses of, among others: software, IT consulting, IT services, interactive home entertainment, interactive media and services, networking equipment, telecom services, communications equipment, technology hardware, storage and peripherals, electronic equipment, instruments and components, semiconductors and semiconductor equipment, consumer finance and internet and direct marketing retail. The Fund may invest in both developed and emerging markets. BlackRock determines, in its discretion, whether a company is a technology company.
Shareholders should retain this Supplement for future reference.
ALLPRO-TECH-0323SUP